UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 19, 2017
(May 16, 2017)

Commission	Name of Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 16, 2017, PNM Resources, Inc. (“PNMR”) held its Annual Meeting of Shareholders (the “Meeting”).

As of March 27, 2017, the record date for the Meeting, there were 79,653,624 shares of PNMR’s common stock outstanding and entitled to vote at the Meeting.

Set forth below are the final voting results for each of the six proposals submitted to a vote of PNMR’s shareholders at the Meeting. Under state law abstentions have the effect of a vote against the matter.

The following eight nominees were elected to PNMR’s Board of Directors to serve as directors for a one-year term that expires at PNMR’s Annual Meeting of Shareholders to be held in 2018. The votes cast with respect to the eight nominees presented at the Meeting were as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Norman P. Becker	70,523,407	261,234	4,129,814
Patricia K. Collawn	70,429,112	355,529	4,129,814
E. Renae Conley	70,225,609	559,032	4,129,814
Alan J. Fohrer	70,213,536	571,105	4,129,814
Sidney M. Gutierrez	69,480,451	1,304,190	4,129,814
Maureen T. Mullarkey	70,534,235	250,406	4,129,814
Donald K. Schwanz	70,521,038	263,603	4,129,814
Bruce W. Wilkinson	70,218,239	566,402	4,129,814

The appointment of KPMG LLP to serve as PNMR's independent public accountants for the year ending December 31, 2017, was ratified by PNMR's shareholders by the vote indicated below:

Votes For	Votes Against	Abstentions

74,590,860	134,260	189,335

PNMR's shareholders approved, on an advisory basis, the compensation of PNMR's named executive officers (“NEO”), by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

63,685,995	6,814,158	284,488	4,129,814

PNMR’s shareholders recommended, on an advisory basis, that PNMR conduct future shareholder advisory votes on NEO compensation every year, by the vote indicated below:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes

61,304,407	102,707	9,117,349	260,178	4,129,814

PNMR has considered the shareholder vote regarding the frequency of shareholder advisory votes on NEO compensation and determined that it will hold an advisory vote on its executive compensation every year until the next vote on frequency, which will be no later than PNMR’s Annual Meeting of Shareholders in 2023.

A shareholder proposal requesting that Public Service Company of New Mexico (“PNM”) publish an assessment of its generation portfolio was not approved. The vote was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

32,010,935	32,078,368	6,695,338	4,129,814

A shareholder proposal requesting that PNM publish a stranded asset assessment was not approved. The vote was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

25,549,432	38,521,406	6,713,803	4,129,814

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: May 19, 2017	/s/ Joseph D. Tarry
Joseph D. Tarry
Vice President, Finance and Controller
(Officer duly authorized to sign this report)